Fair Value Measurements	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value Measurements

Note 16—Fair Value Measurements

We estimated fair value by using appropriate valuation methodologies and information available to management as of December 31, 2018 and 2017. Considerable judgment is required in developing these estimates, and accordingly, estimated values may differ from actual results.

The estimated fair value of cash and cash equivalents, restricted cash, accounts receivable, other receivable, accounts payable and accrued expenses approximated their carrying value due to their short-term nature. It is not practicable to estimate the fair value of the SSCF debt and 2013 Revolving Credit Facility as of December 31, 2017. The following table presents the carrying value and estimated fair value of our cash and cash equivalents and other financial instruments:

	Successor		Predecessor
	December 31, 2018		December 31, 2017
	Carrying	Estimated	Carrying	Estimated
	Value	Fair Value	Value	Fair Value
(in thousands)
Cash and cash equivalents	$367,577	$367,577	$308,948	$308,948
2017 Senior Secured Notes	—	—	438,880	243,847
2018 Senior Secured Term Loan B	—	—	722,706	290,841
2020 Senior Secured Notes	—	—	750,000	307,500
First Lien Notes	747,400	714,953	—	—
Second Lien PIK Notes	291,935	285,548	—	—
Receivable from unconsolidated subsidiaries	204,790	205,790	—	—

We estimate the fair value of our cash equivalents using significant other observable inputs, representative of a Level 2 fair value measurement, including the net asset values of the investments. As of December 31, 2018 and 2017, the aggregate carrying amount of our cash equivalents was $331.3 million and $220.7 million, respectively. We estimate the fair values of our variable-rate and fixed-rate debt using quoted market prices to the extent available and significant other observable inputs, which represent Level 2 fair value measurements.

We applied a probability weighted approach to estimate the value of assets associated with the Zonda Arbitration, which was presented within receivable from unconsolidated subsidiaries on our consolidated balance sheets as of December 31, 2018. The analysis included estimating probabilities of success for the various outcomes and expected cash flows associated with each outcome. The probability weighted cash flows were discounted to the balance sheet date using market data. The analysis utilized certain unobservable inputs that require significant judgment for which there is little or no market data, which represent Level 3 fair value measurements. These included, but were not limited to, probability and timing of successfully recovering the advance payments and purchased equipment.

See Note 15 for further discussion of our use of financial instruments.